Exhibit 10.1
AMENDMENT TO LOAN DOCUMENTS

THIS AMENDMENT TO LOAN DOCUMENTS (the “Amendment”), dated as of August 29, 2007, is among DOUGHERTY’S PHARMACY, INC., a Texas corporation, ALVIN MEDICINE MAN, LP, a Texas limited partnership, ANGLETON MEDICINE MAN, LP, a Texas limited partnership, and SANTA FE MEDICINE MAN, LP, a Texas limited partnership (each individually, a “Borrower,” and collectively, “Borrowers”), and AMEGY BANK NATIONAL ASSOCIATION, a national banking association (“Lender”).

RECITALS:

A. Borrowers and Lender have entered into that certain Loan Agreement (the “Agreement”) dated as of February 20, 2007.

B. Pursuant to the Agreement, Ascendant Solutions, Inc., a Delaware corporation, Dougherty’s Holdings, Inc., a Texas corporation, Medicine Man, LP, a Texas limited partnership, Dougherty’s LP Holdings, Inc., a Nevada corporation, Medicine Man GP, LLC, a Texas limited liability company, Alvin Medicine Man GP, LLC, a Texas limited liability company, Angleton Medicine Man GP, LLC, a Texas limited liability company, and  Santa Fe Medicine Man GP, LLC, a Texas limited liability company (each, a “Guarantor”) each executed a Guaranty Agreement (each, a “Guaranty”) of even date with the Agreement, which guaranteed to Lender the payment and performance of the Obligations (as defined in the Agreement).

C. Borrowers and Lender now desire to (i) increase the amount of the Revolving Loan (as defined in the Agreement, (ii) modify the Loan Documents (as defined in the Agreement) to provide for a new advance loan, and (iii) modify certain of the other terms and provisions of the Loan Documents, all as more particularly set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01. Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE II

Amendments

Section 2.01. Amendment to Definitions.  Effective as of the date hereof, the following defined terms in Section 1.01 of the Agreement shall be amended to read as follows:

“Advance Loans” means an advance of funds by Lender to Borrower pursuant to Articles II, III or IIIA.

“Loans” means, collectively, the Revolving Loan, the Term Loan, and the Advance Loan.

“Notes” means, collectively, the Revolving Note, the Term Note, and the Advance Note.

“Pharmaceutical Cap” means $1,500,000.00 at all times.

“Revolving Credit Commitment” means the obligation of Lender to make Advances hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding Two Million Two Hundred Fifty Thousand and No/100 Dollars ($2,250,000.00), as such amount may be reduced pursuant to Section 2.09 or otherwise.

“Revolving Note” means the promissory note of Borrower payable to the order of Lender evidencing the Revolving Loan, in form and substance acceptable to Lender, and all extensions, renewals, and modifications thereof.

“Term Note” means the promissory note of Borrowers payable to the order of Lender evidencing the Term Loan, in form and substance acceptable to Lender, and all extensions, renewals, and modifications thereof.

Section 2.02. Addition of  Definitions.  Effective as of the date hereof, the following defined terms shall be added to Section 1.01 of the Agreement in alphabetical order:

“Advance Loan” means the loan in the original principal amount equal to Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) made or to be made by Lender pursuant to Section 3A.01; provided, that each Advance under the Advance Loan shall be limited to eighty percent (80%) of the cost of the capital expenditures acquired with the proceeds of such Advance.

“Advance Note” means the promissory note of Borrower payable to the order of Lender evidencing the Advance Loan, in form and substance acceptable to Lender, and all extensions, renewals, and modifications thereof.

Section 2.03.                                Advance Loan.  Effective as of the date hereof, a new Article IIIA shall be added to the Agreement to read as follows:

“ARTICLE IIIA
Advance Loan

Section 3A.01.  Advance Loan.   Subject to the terms and conditions of this Agreement, Lender agrees to make the Advance Loan to Borrowers in a one or more advances from August 29, 2007 to August 29, 2008.

Section 3A.02.                                The Advance Note.   The obligation of Borrowers to repay the Advance Loan shall be evidenced by the Advance Note executed by Borrowers, payable to the order of Lender, in the principal amount of the Advance Loan and dated the date hereof.

Section 3A.03.                                Repayment of Advance Loan.  Borrowers shall repay the unpaid principal amount of the Advance Loan in accordance with the terms and provisions of the Advance Note.  Any amounts repaid under the Advance Note may not be reborrowed.

Section 3A.04.                                Interest.  The unpaid principal amount of the Advance Loan shall bear interest prior to maturity at the rate or rates set forth in the Advance Note.  Accrued and unpaid interest on the Advance Loan shall be payable in accordance with the terms and provisions of the Advance Note.  During the continuance of an Event of Default, all principal and interest under the Advance Loan shall bear interest at the Default Rate.

Section 3A.05.                                Use of Proceeds.  The proceeds of the Advance Loan shall be used by Borrowers to make capital expenditures.

Section 3A.06.                                Facility Fee.  Borrowers shall pay to Lender a non-refundable facility fee (the “Advance Facility Fee”) of $1,250.00 (representing one-half of one percent (.5%) of the principal amount of the Advance Loan) on the date of the Advance Note.  The Facility Fee shall be deemed fully earned on the date of the Advance Note and is non-refundable.”

Section 2.04.                                Amendment to Reporting requirements.  Effective as of the date hereof, existing Section 8.02(d) of the Agreement shall be redesignated as Section 8.02(e), and a new Section 8.02(d) shall be added to the Agreement to read as follows:

“(d)           Tax Returns.  Copies of  income tax returns (federal and state, if any) of Dougherty’s Pharmacy and the Medicine Man Entities within 30 days after the applicable filing date for the tax reporting period thereof.”

Section 2.05.                                Amendment to Financial Covenant.  Effective as of the date hereof, Section 10.02 of the Agreement is amended to read as follows:

Section 10.02.                                Funded Debt to Adjusted EBITDA Ratio.  Borrowers will at all times maintain a ratio of Funded Debt to Adjusted EBITDA of not greater than 2.75 to 1.00.  The Funded Debt to Adjusted EBITDA Ratio shall be computed for the Borrowers on a consolidated basis and shall be tested monthly on a rolling twelve month basis.”

ARTICLE III

Conditions Precedent

Section 3.01.                                Conditions.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)           Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Lender:

(1)           Loan Documents.  Each Borrower shall have executed and delivered (A) a Revolving Note evidencing the Revolving Loan as increased hereby, and (B) an Advance Note evidencing the Advance Loan;

(2)           Guarantors.  Each Guarantor shall have executed the Guarantor Ratification attached hereto;

(3)           Resolutions.  Certified resolutions of behalf of each Borrower  which authorize the execution, delivery, and performance by each Borrower of this Amendment and the other Loan Documents to which such Borrower is or is to be a party hereunder;

(4)           Additional Information.  Lender shall have received such additional documents, instruments and information as Lender or its legal counsel may request; and

(b)           The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

(c)           No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default; and

(d)           All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

ARTICLE IV

Ratifications Representations and Warranties

Section 4.01.                                Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrowers and Lender agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.  Without limiting the foregoing, each Borrower ratifies the terms and conditions of the Security Agreement executed by such Borrower and hereby agrees that the “Collateral” described in each such Security Agreement shall secure all of the Obligations, including without limitation, all of the obligations and indebtedness of Borrowers under the Advance Loan and Advance Note.
Section 4.02.                                Representations and Warranties.  Each Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Borrower and will not violate the organizational documents of such Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) such Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

ARTICLE V

Miscellaneous

Section 5.01.                                Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 5.02.                                Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 5.03.                                Expenses of Lender.  As provided in the Agreement, Borrowers jointly and severally agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Lender’s legal counsel.

Section 5.04.                                Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.05.                                Applicable Law.  This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 5.06.                                Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of Lender.

Section 5.07.                                Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 5.08.                                Effect of Waiver.  No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrowers or Guarantors shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.09.                                Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.11.                                ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Executed as of the date first written above.

BORROWERS:

DOUGHERTY’S PHARMACY, INC.,
a Texas corporation

By: /s/ David E. Bowe
Name:                      David E. Bowe
Title:           President and Chief Executive Officer

ALVIN MEDICINE MAN, LP,
a Texas limited partnership

By:           Alvin Medicine Man GP, LLC,
a Texas limited liability company,
its General Partner

By: /s/ David E. Bowe
Name:                      David E. Bowe
Title:  President and Chief Executive Officer

(Signatures continue on the following page)

ANGLETON MEDICINE MAN, LP,
a Texas limited partnership

By:           Angleton Medicine Man GP, LLC,
a Texas limited liability company,
its General Partner

By:/s/ David E. Bowe
Name:                      David E. Bowe
Title:           President and Chief Executive Officer

SANTA FE MEDICINE MAN, LP,
a Texas limited partnership

By:           Santa Fe Medicine Man GP, LLC,
a Texas limited liability company,
its General Partner

By:/s/ David E. Bowe
Name:                      David E. Bowe
Title:           President and Chief Executive Officer

LENDER:

AMEGY BANK NATIONAL ASSOCIATION,
a national banking association

By:/s/ Lisa Armstrong
Name:                      Lisa Armstrong
Title:           Senior Commercial Banker

Guarantor Ratification

By executing this Agreement, each of the undersigned, as a Guarantor of the Obligations as set forth in a Guaranty Agreement (the “Guaranty”) dated February 20, 2007, hereby expressly agrees (a) to all of the terms and provisions of this Amendment, (b) that the Guaranty shall guarantee all of the Obligations including, but not limited to, all of the obligations and indebtedness of Borrowers under the Advance Loan and the Advance Note, (c)  to the continuing validity of the Guaranty and all duties and obligations thereunder, (d) that its liability under the Guaranty shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Amendment by the parties hereto, and (e) that the Guaranty shall remain in full force and effect and enforceable in accordance with its terms.

ASCENDANT SOLUTIONS, INC.,
a Delaware corporation

By: /s/ David E. Bowe
Name:                      David E. Bowe
Title:           President and Chief Executive Officer

                                                                DOUGHERTY’S HOLDINGS, INC.,
a Texas corporation

By: /s/ David E. Bowe
Name:                      David E. Bowe
Title:           President and Chief Executive Officer

DOUGHERTY’S LP HOLDINGS, INC.,
a Nevada corporation

By: /s/ David E. Bowe
Name:                      David E. Bowe
Title:           President and Chief Executive Officer

(Signatures continue on the following page)

MEDICINE MAN GP, LLC,
a Texas limited liability company

By: /s/ David E. Bowe
Name:                      David E. Bowe
Title:           President and Chief Executive Officer

MEDICINE MAN, LP,
a Texas limited partnership

By:           Medicine Man GP, LLC,
a Texas limited liability company,
its General Partner

By: /s/ David E. Bowe
Name:                      David E. Bowe
Title:           President and Chief Executive Officer

ALVIN MEDICINE MAN GP, LLC,
a Texas limited liability company

By: /s/ David E. Bowe
Name:                      David E. Bowe
Title:           President and Chief Executive Officer

ANGLETON MEDICINE MAN GP, LLC,
a Texas limited liability company

By: /s/ David E. Bowe
Name:                      David E. Bowe
Title:           President and Chief Executive Officer

(Signatures continue on the following page)

SANTA FE MEDICINE MAN GP, LLC,
a Texas limited liability company

By: /s/ David E. Bowe
Name:                      David E. Bowe
Title:           President and Chief Executive Officer